UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 10, 2017

TIER REIT, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-37512	68-0509956
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5950 Sherry Lane, Suite 700
Dallas, Texas 75225
(Address of principal executive offices) (Zip Code)

(972) 483-2400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

ITEM 8.01. OTHER EVENTS.

In connection with the commencement of an “at the market” equity offering program, TIER REIT, Inc. (the “Company”) filed with the Securities and Exchange Commission (“SEC”) a prospectus supplement dated May 10, 2017 (the “Prospectus Supplement”), pursuant to which the Company may issue and sell shares of its common stock having an aggregate offering price of up to $125,000,000 (the “Shares”), in amounts and at times to be determined by the Company from time to time.  The Company has no obligation to sell any of the Shares. Actual sales will depend on a variety of factors to be determined by the Company from time to time, including, among others, market conditions, the trading price of the Company’s common stock, determinations by the Company of the appropriate sources of funding for the Company and potential uses of funding available to the Company. The Company intends to use the net proceeds from the offering of the Shares, if any, for general corporate purposes, which may include future acquisitions, development and repayment of indebtedness, including borrowings under the Company’s credit facility.

In connection with the offering, the Company entered into separate sales agreements (collectively, the “Sales Agreements”), each dated May 10, 2017, with each of Cantor Fitzgerald & Co., BMO Capital Markets Corp., Jefferies LLC, JMP Securities LLC and J.P. Morgan Securities LLC (collectively, the “Sales Agents”). Pursuant to the Sales Agreements, the Company may issue and sell the Shares from time to time through the Sales Agents, as the Company’s agents for the offer and sale of the Shares. Sales of Shares, if any, may be made in negotiated transactions, which may include block trades, or transactions that are deemed to be “at the market” offerings as defined in Rule 415 of the Securities Act of 1933, as amended, including sales made directly on the New York Stock Exchange or any other existing trading market for the Company’s common stock.  The Company will pay each of the Sales Agents a commission, which in each case, will not be more than 2.0% of the gross sales price of Shares sold through it as the Company’s agent under the applicable Sales Agreement.

The offering of the Shares pursuant to any Sales Agreement will terminate upon the earlier of (1) the issuance and sale of all of the Shares subject to the Sales Agreements and (2) the termination of the Sales Agreement by either the Company or the respective Sales Agent in accordance with its terms.

The Shares will be issued pursuant to the Prospectus Supplement and the Company’s registration statement on Form S-3 (File No. 333-213285) filed with the SEC on August 24, 2016.

The foregoing description of the Sales Agreements is qualified in its entirety by reference to the form of Sales Agreement filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description
1.1*	Form of Sales Agreement

5.1*	Opinion of Goodwin Procter LLP with respect to the validity of the shares.

23.1*	Consent of Goodwin Procter LLP (contained in its opinion filed as Exhibit 5.1 and incorporated herein by reference).

*                                         Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIER REIT, INC.

Date: May 10, 2017	By:	/s/ Telisa Webb Schelin
Telisa Webb Schelin
Chief Legal Officer, Executive Vice President & Secretary

EXHIBIT INDEX

Exhibit Number	Description
1.1*	Form of Sales Agreement

5.1*	Opinion of Goodwin Procter LLP with respect to the validity of the shares.

23.1*	Consent of Goodwin Procter LLP (contained in its opinion filed as Exhibit 5.1 and incorporated herein by reference).

*                                         Filed herewith